UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2014

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	1-10551 (Commission File Number)	13-1514814 (IRS Employer Identification No.)

437 Madison Avenue, New York, NY (Address of Principal Executive Offices)	10022 (Zip Code)

Registrants’ telephone number, including area code: (212) 415-3600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

See “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” below.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 29, 2014, Omnicom Group Inc. (“Omnicom Group”), together with its wholly owned direct finance subsidiary, Omnicom Capital Inc. (together with Omnicom Group, the “Issuers”), closed their public offering of $750 million aggregate principal amount of 3.65% Senior Notes due 2024 (the “Notes”) pursuant to the Underwriting Agreement, dated October 22, 2014, among the Issuers and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Notes have been registered under the Securities Act of 1933 pursuant to the Issuers’ shelf registration statement on Form S-3 (File No. 333-184510) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission (“SEC”) on October 19, 2012.

The net proceeds received by the Issuers, after deducting the underwriting discount and estimated offering expenses payable by the Issuers, were $741.6 million. The Issuers intend to use such net proceeds for general corporate purposes, which could include working capital expenditures, fixed asset expenditures, acquisitions, refinancing of other debt, repurchases of Omnicom Group’s common stock or other capital transactions. The Notes are the joint and several unsecured and unsubordinated obligations of the Issuers and rank equal in right of payment to all of their respective existing and future unsecured senior indebtedness. The Indenture (as defined below) does not contain any provision that would limit the Issuer’s ability to incur indebtedness or that would afford holders of Notes protection in the event of a sudden and significant decline in the credit quality or rating of Omnicom Group or a takeover, recapitalization or highly leveraged or similar transactions involving Omnicom Group.

The Notes were issued pursuant to an Indenture, dated as of October 29, 2014 (the “Base Indenture”), between the Issuers and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as amended by the First Supplemental Indenture, dated as of October 29, 2014, between the Issuers and the Trustee (the “Supplemental Indenture”). The Notes will bear interest from October 29, 2014, at a rate equal to 3.65% per year, payable semiannually on May 1 and November 1 of each year, commencing on May 1, 2015. Each interest payment will be made to the persons who are registered holders of the Notes on the immediately preceding April 15 and October 15, respectively.

Subject to certain exceptions, the Base Indenture, together with the Supplemental Indenture (collectively, the “Indenture”), contains covenants limiting the Issuers’ ability and their subsidiaries’ ability to (i) create certain liens; and (ii) consolidate or merge with, or convey, transfer or lease substantially all their assets to, another person.

The Notes may be declared immediately due and payable by the Trustee or the holders of 25% of the principal amount of the Notes of the affected series if an event of default occurs under the Indenture and has not been cured. An event of default generally means that the Issuers (1) fail to pay the principal on a Note on its due date, (2) fail to pay interest on a Note within 30 days of its due date, (3) remain in breach of any other term of the Indenture for 60 days after their receipt of written notice of such failure, or (4) (A) fail to make any payment by the end of any applicable grace period after maturity of their respective indebtedness, which term as used in the Indenture means obligations (other than non recourse obligations) of the Issuers for borrowed money or evidenced by bonds, debentures, notes or similar instruments in an amount (taken together with amounts in (B)) in excess of $100 million and continuance of such failure, or (B) the acceleration of their respective indebtedness in an amount (taken together with the amounts in (A)) in excess of $100 million because of a default with respect to such indebtedness without such indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled in case of (A) or (B) above, for a period of 30 days after written notice to the Issuers by the Trustee or to the Issuers and the Trustee by the holders of not less than 25% in aggregate principal amount of the Notes then outstanding; however, if any such failure or acceleration referred to in (A) or (B) above shall cease or be cured or be waived, rescinded or annulled in accordance with the terms of the applicable debt security, then the event of default by reason thereof shall be deemed not to have occurred. Notwithstanding the foregoing, if the

Issuers file for bankruptcy or certain other events in bankruptcy, insolvency or reorganization occurs, the Notes will be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

The Issuers have the right to redeem some or all of the Notes at any time, or from time to time, prior to August 1, 2024 (three months prior to the maturity date of the Notes) at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes and (2) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes that would be due after the redemption date discounted to the date of redemption, plus a make whole spread equal to 25 basis points, plus accrued and unpaid interest to the redemption date, as applicable. At any time on or after August 1, 2024 (three months prior to the maturity date of the Notes), the Issuers may redeem all or a portion of the Notes at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest to the redemption date.

The foregoing description of the issuance, sale and terms of the Notes and of the Base Indenture and Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture entered into in connection therewith. The Base Indenture and the Supplemental Indenture are attached hereto as Exhibits 4.1 and 4.2, respectively, each of which is incorporated herein by reference. In connection with the offering of the Notes, Omnicom Group is filing certain other exhibits to this Current Report on Form 8-K for the purpose of incorporating them as exhibits to the Registration Statement and they are also incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Base Indenture, dated as of October 29, 2014, among Omnicom Group Inc., Omnicom Capital Inc. and Deutsche Bank Trust Company Americas, as trustee
4.2	First Supplemental Indenture, dated as of October 29, 2014, among Omnicom Group Inc., Omnicom Capital Inc. and Deutsche Bank Trust Company Americas, as trustee
4.3	Form of 3.65% Notes due 2024 (included in Exhibit 4.2)
5.1	Opinion of Jones Day
5.2	Opinion of Gilbride, Tusa, Last & Spellane LLC
23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)
23.2	Consent of Gilbride, Tusa, Last & Spellane LLC (included in Exhibit 5.2 hereof)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
By:	/s/ Philip J. Angelastro
	Name:	Philip J. Angelastro
	Title:	Executive Vice President and
Chief Financial Officer

Date: October 29, 2014

EXHIBIT INDEX

Exhibit Number	Description
4.1	Base Indenture, dated as of October 29, 2014, among Omnicom Group Inc., Omnicom Capital Inc. and Deutsche Bank Trust Company Americas, as trustee
4.2	First Supplemental Indenture, dated as of October 29, 2014, among Omnicom Group Inc., Omnicom Capital Inc. and Deutsche Bank Trust Company Americas, as trustee
4.3	Form of 3.65% Notes due 2024 (included in Exhibit 4.2)
5.1	Opinion of Jones Day
5.2	Opinion of Gilbride, Tusa, Last & Spellane LLC
23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)
23.2	Consent of Gilbride, Tusa, Last & Spellane LLC (included in Exhibit 5.2 hereof)